EXHIBIT 10.2

Mortgage Contract

No. Ec1 1101 087031 00055

Mortgagee (Party A): International Business Department, Bank of Nanjing Co., Ltd.
Mortgagor (Party B): Goldenway Nanjing Garment Co., Ltd

In order to ensure the performance of the Contract of Maximum Amount of Loan numbered A04110108073100053, which was concluded between Party A and Goldenway Nanjing Garment Co., Ltd. (hereinafter called the Debtor), and all specific business contracts, agreements, and applications under this contract (hereinafter called the Principal Contract), Party B is willing to provide the Debtor with a guaranty of mortgage of maximum amount. In order to clarify their liabilities and keep to their credibility, Party A and Party B have entered into the Contract for common observance and joint performance, according to governing laws, regulations and rules, and through negotiation and agreement.

Article 1  Representation and Warranties of Party B

Party B is the absolute, effective and legal owner, or someone who has the right to dispose of , the mortgaged property, and there is no dispute about the ownership or the right of disposition of the mortgaged property.
Party B has a full knowledge of the usage of the debt of the debtor under the Principal Contract, and Party B provides the Debtor a guaranty of mortgage absolutely out of his own will.
All the declaration of intention by Party B under the Contract is true, and Party B has made a sufficient and reasonable written explanation on the flaws of the mortgaged property, and the explanation has been recognized and signed for by Party A.
The mortgaged property under the Contract may be used to provide a guaranty of mortgage in conformity with legal provisions, and has neither been subject to a close-down, seizure, supervision or any other legal enforcement measures, nor been publicly listed as within the scope of acquisition or removal and rebuilding.
Where all or a part of the mortgaged property under the Contract is Party B assures to notify the lessee of the mortgage arrangement, and notify Party A in writing of the situation about the leasing, in which case a written document should have been recognized and signed for by Party A.
If being a natural person, Party B confirms and assures that before the guaranty of mortgage under the Contract was provided, he has made proper arrangement on the bare necessities of life for himself and his family dependents, and the disposition of the mortgaged property under the Contract by Party A in satisfying his claim shall not have any impact on the normal lives of Party B and his family members.

Article 2  The Principal Claim

2-1 The Principal Claim secured under the Contract is the full value of the Principal Claim, namely RMB50,000,000.00, said fifty million RMB Yuan, formed by a specific granting of credit (including but not limited to a on-or-off balance sheet business such as a loan, a commitment of loan, an acceptance, a discount, a bond buy-back, a business financing, a factor, a letter of credit, a letter of guarantee, an overdraft, an inter-bank lending, a guaranty, etc.) conducted by Party A for the Debtor from July 31, 2008 to July 31, 2010, on the basis of the Principal Contract.

2-2 Party B provides a guaranty of mortgage of maximum amount for the above-mentioned Principal Claim, irrespective of the times and the amount of each time, or whether the expiry date of the time limit for the debtor to perform a single obligation overtop the foregoing time limit.

Article 3  The Mortgaged Property

The particulars of the mortgaged property are seen in the attached List of Mortgaged Property. Party B provides a guaranty of mortgage of maximum amount with the property listed in the List of Mortgaged Property. It has been confirmed by both Party A and Party B that the value assumption on the mortgaged property in the List, neither is the basis on which the mortgaged property is evaluated when it is disposed by Party A according to the stipulations of the Contract, nor makes up a limit to any extent against Party A in enforcing the mortgage.

Article 4  The Scope of the Guaranty of Mortgage

The scope of the guaranty of mortgage of maximum amount provided by Party B includes the Principal Claim and the interest thereof (including compound interest and default interest, and same in the following text), default fine, compensation for damage and expenses for enforcing the claim (including but not limited to legal cost, arbitration fee, property preservation charge, travel expense, notarial fee, execution fee, attorney fee, eligibility fee, auctioneers fee, etc., and same in the following text).
Party B confirms and accepts out of his will, that when the Debtor fails to perform his liability as stipulated in the Principal Contract, Party A has the right to directly demand Party B to undertake his guaranty liability within the scope of his guaranty, whether or not the claim of Party A under the Principal Contract is benefited with other guaranty (including but not limited to a guaranty with real rights).

Article 5  Conclusion and Alteration of the Principal Contract Guaranteed

Particulars related to specific amount, term, interest, usage, etc. of the Principal Claim, shall be stipulated by Party A and the Debtor in the Principal Contract.
Party B confirms that, except for the increase of line of credit and the extension of term of guaranty, the conclusion of the Principal Contract or the alteration of the Principal Contract through agreement by Party A and the Debtor, are deemed as being agreed in advance by Party B, and need not to be notified to Party B, while the suretyship liability on the part of Party B shall not be alleviated.
Where the interest rates are altered in the light of stipulations of the Principal Contract during the time when the mortgage right exists, such alteration shall also be deemed as being agreed in advance by Party B, and needs not to be notified to Party B, while Party B is still obliged to undertake the suretyship liability.

Article 6  Independence of the Contract

The effectiveness of the Contract is independent of the Principal Contract, complete or incomplete invalidity of the Principal Contract or its likely revocation has no impact on the Contract’s effectiveness. Where it is confirmed that the Principal Contract was invalid or that it was revoked, Party B undertakes further suretyship of joint and several liability for the Debtor’s debts coming into being because he surrendered properties or compensated losses.
Party B’s suretyship liability under the Contract shall not change to any extent because of merger, separation, changes of shareholdings, the lapse of capacity of civil acts, disappearances, death or the declaration of disappearance or death of the Debtor, or any other causes.

Article 7  Possession of the Mortgaged Property and Its Document of Title

During the period of the existence of the mortgage right, the mortgaged property is possessed by Party B. Party B shall take good care of the mortgaged property and take responsibilities to repair and maintain the mortgaged property to keep it in good condition, and shall be ready to accept Party A’s inspection at any moment.
During the period of existence of the mortgage right, if any situation occurred causing any damage or loss to, or any decrease in the value of, the mortgaged property, Party B shall notify Party A of which instantly, and either restore the original value of the mortgaged property or provided further security recognized by Party A within 10 days. All the expenses for the restoration of the original value of the mortgaged property or the provision of the appended security are for the account of Party B.
During the period of the existence of the mortgage right, other ownership certificates of the mortgaged property are possessed by Party A.

Article 8  Registration of Mortgaged Property

The mortgaged property under the Contract shall be registered, while Party B shall actively cooperate with Party A to have the mortgaged property registered with the government department responsible for the registration, supported by the Contract and other relevant documents, within 3 days after the date of the conclusion of the Contract.

Article 9  Insurance of the Mortgaged Property

During the period of the existence of the mortgage right, Party B shall effect a property insurance for the mortgaged property according to laws and in compliance with the type, insured amount, and coverage of insurance assigned by Party A. The insurance period shall not fall short of the term of the credit granted plus 6 months starting from the expiration date of this term, and the insured amount shall not be lower than the principal claim. Party B shall not revoke or cut short the insurance on any excuse during the insurance period. If Party B fails to effect the insurance as assigned by Party A, and in case of an interruption, revocation or expiration of the insurance, Party A has the right to complete the insurance formalities instead, while all expenses occurred wherefrom shall be for Party B’s account and be additionally included in the Scope of the Guaranty of Mortgage. The original insurance policy is held by Party A, and it shall be stated in the insurance policy that Party A is the first beneficiary of the insurance of the mortgaged property, and Party A has the right to satisfy his claim directly with the insurance indemnity or satisfy all of his claims under the Principal Contract beforehand.

Article 10  Third Party Damage

If the conduct of a third party causes a decrease in the value of the mortgaged property, the indemnification of the loss shall be deposited in a bank account assigned by Party A. Party B agrees that Party A has the right to select whatever mode listed below to manage this indemnification of the loss, and Party B shall cooperate with Party A with the formalities:
(1)	Discharge or discharge ahead of time all or a part of the debt under the Principal Contract.
(2)	Transfer it into a fixed deposit, and use the deposit receipt to provide a guaranty of pledge on the debt under the Principal Contract, while conclude a relevant pledge contract with Party A.
(3)	Transfer it into a security to provide a guaranty of pledge on the debt under the Principal Contract, and conclude a relevant pledge contract with Party A.
(4)	Use it to renovate the mortgaged property by written agreement of Party A to restore the value of the mortgaged property.
(5)	After providing further guaranty in conformity of the requirement of Party A, Party B may dispose the indemnification at his will.
If the conduct of a third party causes the value of the mortgaged property to become insufficient to discharge all the debt under the Principal Contract, Party B shall provide a further guaranty recognized by Party A, while the remaining value of the mortgaged property is still used for the guaranty of the claim.

Article 11  The Disposal of the Mortgaged Property

Without a written consent of Party A, Party B shall not denote, transfer, swap, repeatedly mortgage, move the mortgaged property under the Contract, or dispose of it in any other manners, and any such disposal is invalid.
Where Party B disposes of the mortgaged property under the Contract with a written consent of Party A, the proceeds obtained by the disposal shall be deposited in an account assigned by Party A. Party B agrees that Party A has the right to select whatever mode listed below to manage the proceeds, and Party B shall cooperate with Party A with the formalities:
(1)	Discharge or discharge ahead of time all or a part of the debt under the Principal Contract.
(2)	Transfer it into a fixed deposit, and use the deposit receipt to provide a guaranty of pledge on the debt under the Principal Contract, while conclude a relevant pledge contract with Party A.
(3)	Transfer it into a security to provide a guaranty of pledge on the debt under the Principal Contract, and conclude a relevant pledge contract with Party A.
(4)	After providing further guaranty in conformity of the requirement of Party A, Party B may dispose the indemnification at his will.
Under the situations of requisition of removal and relocation, the proceeds obtained by the disposal shall be managed according to foregoing terms.

Article 12  Advanced Enforcement of the Right of Creditor

Where Party A proclaims an early maturity of the liability of the debtor under the Principal Contract according to laws, regulations, rules etc. or the stipulations of the Principal Contract, Party A has the right to dispose of the mortgaged property according to laws, and has the priority to satisfy his claim with the proceeds obtained from the disposal.

Article 13  Rights and Obligations of Party B

13-1 Where the mortgage right suffers or may suffer an infringement by a third party, Party B is obliged to notify Party A and to take necessary measures to avoid such infringement.

13-2 Where the liability under the Principal Contract is in a foreign currency, Party B shall undertake the suretyship liability in the currency agreed in the Principal Contract. If Party B does it in any other exchangeable currency or RMB, it shall secure the agreement of Party A, and perform the suretyship liability by converting such currency into the one agreed in the Principal Contract at the foreign exchange rate quoted at Bank of Nanjing Co., Ltd. on the day when the suretyship liability is performed.

13-3 Party B shall pay the fees or expenses under the Contract for evaluation, notarization, insurance, registration, transference, appraisal, safekeeping, lawsuit, arbitration, enforcement, auction, attorney service etc. in full amount and in a timely manner.

13-4 Where a decrease of value, a destruction or a loss happens to the mortgaged property, or its physical form changes, or its ownership is disputed, Party B shall notify Party A in writing within 3 days after the above-mentioned occurrence or possible occurrence, and shall provide Party A further guaranty recognized by Party A.

13-5 Party B shall not refuse to fulfill the obligations under the Contract on the excuse of any dispute with a third party.

13-6 Party B enjoys the rights and takes the responsibilities in accordance with the laws, regulations, rules, etc. and the terms and conditions of the Contract.

Article 14  Rights ad Obligations of Party A

14-1 Party A has the right to directly demand Party B to undertake the mortgage guaranty liability under the Contract for the unsatisfied claim of Party A.

14-2 Upon enforcement of Party A of his mortgage right, as required by Party B, Party A may provide Party B the relevant evidence of Party B’s performance of his guaranty liability, with the exception of Party B being the debtor himself.

14-3 Party A enjoys the rights and takes the responsibilities in accordance with the laws, regulations, rules, etc. and the terms and conditions of the Contract.

Article 15  Default Liability

In case of Party B’s violation of any laws, regulations, rules, etc. or any stipulations of the Contract, Party A has the right to demand Party B to rectify its violation within a definite time, to further provide relevant guaranty, to compensate for the loss, or whatever.

Article 16  Applicable Laws and Settlement of Disputes

16-1 The Contract is concluded in accordance to the Laws of the People’s Republic of China, which are applicable to the Contract.

16-2 Where any dispute occurs in the course of the execution of the Contract, both parties shall settle them through negotiations. In case no settlement is reached, they shall choose Type 1 from the following settling manners:
(Type 1) Bring a lawsuit to the local people’s court at the locality of Party A.

(Type 2) Apply to the ／ Arbitration Commission for arbitration (the locality is ／ ) with the arbitration rules active and effective at the time the application is made. The arbitration decision is final and binding on both parties.
In the course of lawsuit or arbitration, terms and conditions under the Contract, which are not involved in the dispute, shall still be performed or fulfilled.

Article 17  Effectiveness, Alteration and Termination of the Contract

17-1 Party A and Party B negotiated and confirm by their own will that the Contract enters into effect when satisfying the following conditions at the same time:
(1)
Where Party B is a legal person or any organization, the Contract shall be signed by or sealed with the name stamp of the legal representative, principle, or accredited representative of Party A and sealed with the Corporate Seal or Special Contract Seal of Party A, and signed by or sealed with the name stamp of the legal representative or accredited representative of Party B and sealed with the Corporate Seal or Special Contract Seal of Party B; where Party B is a natural person, the Contract shall be signed by or sealed with the name stamp of the legal representative, principle, or accredited representative of Party A and sealed with the Corporate Seal or Special Contract Seal of Party A, and signed by Party B or his accredited representative.

(2)	The registration has been completed of the mortgaged property listed in the List of the Mortgaged Property.

17-2 After the Contract enters into effect, neither Party A nor Party B shall arbitrarily alter or terminate it unless further stipulated by the Contract; in the case of needy alteration or determination, a written agreement should be reached by both parties through negotiation. All terms and conditions of the Contract remain effective before such written agreement is reached.

Article 18  Other Stipulations

18-1 Party B has fully acknowledged the risk of exchange rate fluctuation, and if the Principal Contract adopts floating interest rate, Party B undertakes, out of his will, the guaranty liability increased because of such fluctuation.

18-2 Failing to perform his obligation under the Contract, Party B is willing to be subject to force implement.

18-3 All attachment to the Contract, and all legal documents related to the exercise of the Contract are the component part of the Contract, and have equal legal force as the Contract.

18-4 (Void)

Article 19  Supplementary Provisions

19-1 The Contract is made in three copies, one is held by Party B, one is held by Party A, and one is held by the registration department of the mortgaged property, while each copy has the equal legal force.

19-2 Any matters not covered by the Contract shall be handled in compliance with relevant national laws, regulations and rules.

Article 20  Declaration Provisions

20-1 In signing and exercising the Contract, both parties have been given the approval of such authorities as competent decision-maker or supervision department, and obtained the necessary, sufficient and legal authorization.

20-2 In signing the Contract, parties expressed their true intentions, the signatures and seals were genuine, the signing representatives are authorized, and the Contract has legally binding on both parties.

20-3 Party B has the right to own its whole property, and all the documentation it produced to Party A is true, legal and effective, and contains no mistake or omission of facts disagreeing with the truth.

20-4 Party B has read all the content of the Contract. On request by Party B, Party A has made explanation on the terms and conditions of the Contract. Party B has got a full knowledge and understanding of the significations and legal consequences of the stipulations of the Contract.
20-5 Party A is a legally established bank, and is qualified to operate the business under the Contract.

Attachment: List of Mortgaged Property

Building Property Mortgage
Location	509 Chengxin Thoroughfare, Jiangning Development Zone, Nanjing, China
Plot No.	21206143019	Mortgaged Area	2049.74m2	Ownership Certificate No.	江宁房权证东山字 第J00032215号
Usage		In Set or Not	O In Set O Not in Set	Land Use Right Certificate No.
Appraised Value
Location	509 Chengxin Thoroughfare, Jiangning Development Zone, Nanjing, China
Land No.	21206143019	Mortgaged Area	6669.14m2	Ownership Certificate No.	江宁房权证东山字 第J00032216号
Usage		In Set or Not	O In Set O Not in Set	Land Use Right Certificate No.
Appraised Value
Land Use Right Mortgage
Location	509 Chengxin Thoroughfare, Jiangning Development Zone, Nanjing, China
Land No.	21206143019	Map No.		Mortgaged Area	11244213m2
Use Right Certificate No.	宁江国用(2006) 第06340号	Use Right Type	Sold	Appraised Value
Location
Land No.		Map No.		Mortgaged Area
Use Right Certificate No.		Use Right Type		Appraised Value
Others
Name			Locative
Number or Area			Term of Usage
Appraised Value		Ownership Certificate No.

Building Property Mortgage
Location	509 Chengxin Thoroughfare, Jiangning Development Zone, Nanjing, China
Plot No.	21206143019	Mortgaged Area	2049.74m2	Ownership Certificate No.	江宁房权证东山字 第J00032217号
Usage		In Set or Not	O In Set O Not in Set	Land Use Right Certificate No.
Appraised Value
Location	509 Chengxin Thoroughfare, Jiangning Development Zone, Nanjing, China
Land No.	21206143019	Mortgaged Area	2474.12m2	Ownership Certificate No.	江宁房权证东山字 第J00032218号
Usage		In Set or Not	O In Set O Not in Set	Land Use Right Certificate No.
Appraised Value
Land Use Right Mortgage
Location	509 Chengxin Thoroughfare, Jiangning Development Zone, Nanjing, China
Land No.		Map No.		Mortgaged Area
Use Right Certificate No.		Use Right Type		Appraised Value
Location
Land No.		Map No.		Mortgaged Area
Use Right Certificate No.		Use Right Type		Appraised Value
Others
Name			Locative
Number or Area			Term of Usage
Appraised Value		Ownership Certificate No.

Building Property Mortgage
Location	509 Chengxin Thoroughfare, Jiangning Development Zone, Nanjing, China
Plot No.	21206143019	Mortgaged Area	6669.14m2	Ownership Certificate No.	江宁房权证东山字 第J00032219号
Usage		In Set or Not	O In Set O Not in Set	Land Use Right Certificate No.
Appraised Value
Location	509 Chengxin Thoroughfare, Jiangning Development Zone, Nanjing, China
Land No.	21206143019	Mortgaged Area	865.32m2	Ownership Certificate No.	江宁房权证东山字 第J00032220号
Usage		In Set or Not	O In Set O Not in Set	Land Use Right Certificate No.
Appraised Value
Land Use Right Mortgage
Location	509 Chengxin Thoroughfare, Jiangning Development Zone, Nanjing, China
Land No.		Map No.		Mortgaged Area
Use Right Certificate No.		Use Right Type		Appraised Value
Location
Land No.		Map No.		Mortgaged Area
Use Right Certificate No.		Use Right Type		Appraised Value
Others
Name			Locative
Number or Area			Term of Usage
Appraised Value		Ownership Certificate No.

Building Property Mortgage
Location	509 Chengxin Thoroughfare, Jiangning Development Zone, Nanjing, China
Plot No.	21206143019	Mortgaged Area	2232.36m2	Ownership Certificate No.	江宁房权证东山字 第JN00036329号
Usage		In Set or Not	O In Set O Not in Set	Land Use Right Certificate No.
Appraised Value
Location	509 Chengxin Thoroughfare, Jiangning Development Zone, Nanjing, China
Land No.	21206143019	Mortgaged Area	2023.24m2	Ownership Certificate No.	江宁房权证东山字 第JN00036332号
Usage		In Set or Not	O In Set O Not in Set	Land Use Right Certificate No.
Appraised Value
Land Use Right Mortgage
Location	509 Chengxin Thoroughfare, Jiangning Development Zone, Nanjing, China
Land No.		Map No.		Mortgaged Area
Use Right Certificate No.		Use Right Type		Appraised Value
Location
Land No.		Map No.		Mortgaged Area
Use Right Certificate No.		Use Right Type		Appraised Value
Others
Name			Locative
Nember or Area			Term of Usage
Appraised Value		Ownership Certificate No.

Building Property Mortgage
Location	509 Chengxin Thoroughfare, Jiangning Development Zone, Nanjing, China
Plot No.	21206143019	Mortgaged Area	2600.14m2	Ownership Certificate No.	江宁房权证东山字 第JN00036335号
Usage		In Set or Not	O In Set O Not in Set	Land Use Right Certificate No.
Appraised Value
Location	509 Chengxin Thoroughfare, Jiangning Development Zone, Nanjing, China
Land No.		Mortgaged Area		Ownership Certificate No.
Usage		In Set or Not	O In Set O Not in Set	Land Use Right Certificate No.
Appraised Value
Land Use Right Mortgage
Location	509 Chengxin Thoroughfare, Jiangning Development Zone, Nanjing, China
Land No.		Map No.		Mortgaged Area
Use Right Certificate No.		Use Right Type		Appraised Value
Location
Land No.		Map No.		Mortgaged Area
Use Right Certificate No.		Use Right Type		Appraised Value
Others
Name			Locative
Number or Area			Term of Usage
Appraised Value		Ownership Certificate No.

Party A	Party B
	Legal Person or other Organization	Natural Person (not applicable)

Seal of Bank of Nanjing	Seal of Goldenway Nanjing	Signature:
Co., Ltd.	Garment Co., Ltd	(Or Authorized Agent):

Legal Representative	Legal Representative:	Kind of Identity Document:
(Principle) Name Seal:	(Principle) Name Seal:	No. of Identity Document:
(Or Authorized Agent):	(Or Authorized Agent):
/s/ Lin Fuzhi	/s/ Sun Jiajun
Address:	Address:	Address:
Post Code:	Post Code:	Post Code:
Contact No.:	Contact No.:	Contact No.:
Date of Signing: 2008/07/31	Date of Signing: 2008/07/31	Date of Signing: